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                                                                      Exhibit 32


      CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350, AS ADOPTED PURSUANT TO
                   SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing with the Securities and Exchange Commission of the Quarterly Report on Form 10-Q of OM Group, Inc. (the "Company") for the period ending March 30, 2004 (the "Report"), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  June 9, 2005


/s/ Frank E. Butler
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Frank E. Butler
Chairman and Interim Chief Executive Officer


/s/ R. Louis Schneeberger
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R. Louis Schneeberger
Chief Financial Officer